Exhibit 13
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F of EnerNorth Industries Inc. (formerly Energy Power Systems Limited) (the "Company") for the year ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Sandra J. Hall, President of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:       /s Sandra Hall
Sandra J. Hall, President
ENERNORTH INDUSTRIES INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F of EnerNorth Industries Inc. (formerly Energy Power Systems Limited) (the "Company") for the year ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Scott T. Hargreaves, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:       /sScott Hargreaves
Scott T. Hargreaves, Chief Financial Officer
ENERNORTH INDUSTRIES INC.